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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 24, 2000
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                            GRACE DEVELOPMENT, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        COLORADO                   0-25582                     84-1110469
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     (STATE OR OTHER         (COMMISSION FILE NUMBER)        (IRS EMPLOYER
     JURISDICTION OF                                        IDENTIFICATION
     INCORPORATION)                                             NUMBER)



      1690 CHANTILLY DRIVE, ATLANTA, GEORGIA                     30324
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                 (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (404) 633-3831
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 24, 2000, a wholly-owned subsidiary of the Registrant acquired all of the capital stock (the "Acquisition") of P.V. Tel. Inc., a South Carolina corporation ("PV Tel"). The Acquisition was consummated in accordance with the terms and conditions of a Stock Exchange Agreement dated February 15, 2000 (the "Exchange Agreement") among the Registrant, Avana Telecommunications Group, Inc., a Georgia corporation ("Avana"), PV Tel, and the shareholders of PV Tel (the "Shareholders"). Pursuant thereto, Avana, a wholly-owned subsidiary of Registrant, acquired all of the capital stock of PV Tel from the Shareholders, and PV Tel became a wholly-owned subsidiary of Avana. The Shareholders received an aggregate of 2,030,000 shares of the common stock, no par value, of the Registrant (the "Common Stock") (the "Share Consideration"). The Share Consideration was paid entirely in the Registrant's Common Stock. The Share Consideration was determined in arms' length negotiations between the parties to the Exchange Agreement. Prior to the consummation of the Acquisition, the Registrant had advanced to PV Tel approximately $450,000.00 for working capital purposes (the "Working Capital Advances"), which advances were evidenced by a promissory note given by PV Tel to the Registrant. At the closing of the Acquisition, the promissory note evidencing the Working Capital Advances was cancelled and two shareholders of PV Tel delivered to the Registrant their promissory notes in substitution therefor. Forms of such shareholder notes are exhibits to the Exchange Agreement, which is being filed as an exhibit to this report. Except for the Working Capital Advances, there were no material relationships between PV Tel, and its former officers, directors, affiliates, associates or shareholders, and the Registrant, and its officers, directors, affiliates, associates or shareholders.

         The foregoing description of the Acquisition and the Exchange Agreement is qualified in its entirety by reference to the Exchange Agreement, which is being filed as an exhibit to this report.

         As a result of the Acquisition, PV Tel is an operating subsidiary of the Registrant. PV Tel is a tier 3/4 competitive local exchange carrier ("CLEC") currently approved to serve nine states in the South and Midwest. PV Tel's customer base is composed primarily of small and medium-sized businesses and residential customers. Its service offerings include traditional local telephone products, long distance voice and data services, operator services and prepaid calling cards. It is licensed to provide services in Illinois Virginia, Kentucky, Tennessee, North and South Carolina, Alabama, Mississippi and Florida, and currently serves approximately 1,100 customers in South Carolina and Tennessee. PV Tel's assets include approximately $500,000 in switching equipment and related computer hardware and software, which is used to support its service offerings. The Registrant intends to continue such use in support of PV Tel's activities.

THIS REPORT INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE ACT AND SECTION 21E OF THE EXCHANGE ACT. ALL STATEMENTS, OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED IN THIS REPORT, INCLUDING, WITHOUT LIMITATION, THOSE REGARDING THE REGISTRANT'S FINANCIAL POSITION, BUSINESS, MARKETING



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AND PRODUCT DEVELOPMENT PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE
OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE REGISTRANT BELIEVES THAT THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO HAVE BEEN CORRECT.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) - (b). Financial Statements and Pro Forma Financial Information. All required financial statements and pro forma financial information will be filed by amendment to this Report not later than 60 days from March 9, 2000.

         (c)      Exhibits.

         2.2      Stock Exchange Agreement dated February 15, 2000.



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             GRACE DEVELOPMENT, INC.



                             By:  /s/ James Blanchard
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                                      James Blanchard
                                      President & Chief Operating Officer


Dated as of March 9, 2000


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